UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K/A
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Eagle Rock Energy Partners, L.P. (the "Partnership") on May 3, 2011 regarding its acquisition of CC Energy II L.L.C. and its subsidiaries (collectively "Crow Creek Energy"). The purpose of this amendment is to provide the historical financial statements of Crow Creek Energy required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which were not previously filed.

Item 7.01    Regulation FD Disclosure.

The Partnership is also furnishing herewith as Exhibit 99.3 certain additional unaudited pro forma information, including its pro forma Adjusted EBITDA. The additional unaudited pro forma financial information should be read in conjunction with the historical financial statements of Crow Creek Energy filed herewith as Exhibit 99.1 and the unaudited pro forma financial information of the Partnership filed herewith as Exhibit 99.2.

Item 9.01     Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.
The audited consolidated financial statements of Crow Creek Energy as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, and the unaudited consolidated financial statements of Crow Creek Energy for the three month periods ended March 31, 2011 and 2010, are included in Exhibit 99.1 hereto.

(b)        Pro Forma Financial Information.
The unaudited pro forma financial information of the Partnership as of March 31, 2011 and for the year ended December 31, 2010 and the three months ended March 31, 2011 and 2010 are included in Exhibit 99.2 hereto.

(d)         Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1
Unaudited consolidated financial statements of CC Energy II L.L.C. and Subsidiaries as of March 31, 2011 and for the three months ended March 31, 2011 and 2010, and the audited consolidated financial statements of CC Energy II L.L.C. as of December 31, 2010 and 2009 and the three years ended December 31, 2010, 2009 and 2008.

99.2	Unaudited pro forma financial information of the Partnership as of March 31, 2011 and for the year ended December 31, 2010 and the three months ended March 31, 2011 and 2010.

99.3	Additional pro forma financial information for the year ended December 31, 2010 and the three months ended March 31, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: May 17, 2011	By:	/s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1
Unaudited consolidated financial statements of CC Energy II L.L.C. and Subsidiaries as of March 31, 2011 and for the three months ended March 31, 2011 and 2010, and the audited consolidated financial statements of CC Energy II L.L.C. as of December 31, 2010 and 2009 and the three years ended December 31, 2010, 2009 and 2008.

99.2	Unaudited pro forma financial information of the Partnership as of March 31, 2011 and for the year ended December 31, 2010 and the three months ended March 31, 2011 and 2010.

99.3	Additional pro forma financial information for the year ended December 31, 2010 and the three months ended March 31, 2011.